EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Peerless Capital Corporation, a Delaware corporation (the “Company”) on Form 10-Q for the period ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James T. Crane, Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

August 31, 2009	/s/ James T. Crane
James T. Crane Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer